UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  November 8, 2018

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach, CA 92663

 (Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amended Current Report”) amends the Current Report on Form 8-K of DPW Holdings, Inc. (then known as Digital Power Corporation) originally filed with the Securities and Exchange Commission on March 20, 2017 (the “Prior Filing”). Its sole purpose is to include the Purchase Order referred to below as an exhibit hereto, including its related “MTIX Limited Purchase Order Terms and Conditions” which is attached to the Purchase Order.

Other than the foregoing, this Amended Current Report speaks as of the original date of the Prior Filing, does not reflect events that may have occurred subsequent to the date of the Prior Filing and does not modify or update in any way disclosures made in the Prior Filing

Item 1.01	Entry into a Material Definitive Agreement.

On March 14, 2017, Digital Power Corporation (the “Company”) and MTIX Ltd. entered into a three year, US $50 million purchase order to manufacture, install and service fabric treatment machines that utilize MTIX’s proprietary Multiplexed Laser Surface Enhancement (MLSE™) system.

The purchase order calls for a number of fabric treatment machines to be assembled over a three year period. The first two machines are to be installed by the end of December 31, 2017 with the number of machines to be assembled increasing each year and due by the end of August for each calendar year 2018 and 2019.

The first two machines calls for the assembly of the machines for costs plus a fixed fee due to the Company. Thereafter, the purchase order calls for the machines to purchased for a fix price, subject to changes under certain conditions.

The purchase order contains customary terms and conditions regarding payment milestones, quality control, warranties, and delivery requirements. Further, as customary in purchase orders, the purchase order may be cancelled by MTIX at anytime, subject to payments to the Company for time and material costs incurred to date and cancellation fees.

Item 9.01	Exhibits and Financial Statements

10.1	Purchase Order

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: November 8, 2018	/s/ William B. Horne
William B. Horne
Chief Financial Officer